Subsequent Events	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Subsequent Events

36. Subsequent Events – There are no material adjusting or non-adjusting subsequent events except as below:

Acquisition of new hydrocarbon blocks under OALP II & III: In July 2019, the Company has been awarded 10 hydrocarbon blocks out of 32 blocks awarded under round II & III of open acreage licensing policy (OALP) by Government of India (GoI). The blocks awarded to the Company comprise of 7 onshore and 3 offshore blocks. The Company will enter into 10 revenue sharing contracts (“RSCs”) with the GoI to effect the transaction. The bid cost of Rs 16,947 million (US$ 245 million) represents the Company’s estimated cost of committed work program in the blocks during the initial exploration phase.